Significant components of Company's net deferred tax assets and liability (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Deferred Tax Asset
Net-operating loss carryforward	$ 1,579
Stock-based compensation	1,300
Total Deferred Tax Assets	2,879
Valuation Allowance	(2,879)
Deferred Tax Asset, Net of Allowance	$ 0